POWER OF ATTORNEY


The undersigned, as a Section 16 reporting
 person of Rudolph Technologies, Inc.
(the "Company"), hereby:

1.	revokes any prior Power of Attorney
 	executed by myself appointing Steven
	Roth and Deb Tomlinson, and each
	of them, as my true and lawful
	attorney-in fact; and

2.	constitutes and appoints Steven Roth,
	Robert Koch and Diane Cramp, and each
	of them, the undersigned's true and
	lawful attorney-in-fact to:

a.	complete and execute Forms 3, 4 and
	5 and other forms and all amendments
	thereto as such attorney-in-fact
	shall in his or her discretion
	determine to be required or advisable
	pursuant to Section 16 of the
	ecurities Exchange Act of 1934 (as
	amended) and the rules and regulations
	promulgated thereunder, or any
	successor laws and regulations, as
	a consequence of the undersigned's
	ownership, acquisition or disposition
	of securities of the Company; and

b.	do all acts necessary in order to
	file such forms with the Securities
	and Exchange Commission, any
	securities exchange or national
	association, the Company and such
	other person or agency as the
	attorney-in-fact shall deem
	appropriate.

The undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.
The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with Section 16 of the Securities
Exchange Act of 1934 (as amended).

This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4, and 5 with respect to the undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has
caused this Power of Attorney to be executed as of this 28th day of July, 2005.


Signature: /s/ Thomas G. Greig

Print Name: Thomas G. Greig